                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of June 25, 1999 for the Collection Period of
                           May 1 through May 31, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                    749,988,732.51
Discounted Principal Balance                                                                             749,988,732.51
Servicer Advance                                                                                           1,324,812.20
Servicer Payahead                                                                                          1,260,008.73
Number of Contracts                                                                                              34,185
Weighted Average Lease Rate                                                                                       6.81%
Weighted Average Remaining Term                                                                                    33.8
Servicing Fee Percentage                                                                                          1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                         749,969,025.55
  Discounted Principal Balance                                                                           749,961,571.05
  Servicer Advances                                                                                        2,157,688.68
  Servicer Pay Ahead Balance                                                                               1,521,013.59
  Maturity Advances Outstanding                                                                                      -
  Number of Current Contracts                                                                                    36,167
  Weighted Average Lease Rate                                                                                     6.85%
  Weighted Average Remaining Term                                                                                  26.9


-----------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                  28,124,577.47
  Specified Reserve Fund Percentage                                                                               5.50%
  Specified Reserve Fund Amount                                                                           41,249,380.29
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                               6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                           48,749,267.61

                                                                  Class A             Class B                 Total
                                                                   Amount              Amount                 Amount
                                                                -------------       ------------          -------------
  Beginning Balance                                             35,451,151.53       1,095,750.00          36,546,901.53
  Withdrawal Amount                                                       -                  -                      -
  Transferor Excess                                              1,318,039.29                              1,318,039.29
                                                        ---------------------------------------------------------------
  Ending Balance                                                36,769,190.82       1,095,750.00          37,864,940.82
  Specified Reserve Fund Balance                                40,153,630.29       1,095,750.00          41,249,380.29
                                                        ---------------------------------------------------------------
  Release to Transferor                                                   -                  -                      -
  Cumulative Withdrawal Amount                                            -                  -                      -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                      Vehicles
                                                                                   --------
  Liquidated Contracts                                                                84
  Discounted Principal Balance                                                                             1,735,341.87
  Net Liquidation Proceeds                                                                                (1,496,643.99)
  Recoveries - Previously Liquidated Contracts                                                                (6,214.15)
                                                                                                 ----------------------
  Aggregate Credit Losses for the Collection Period                                                          232,483.73
                                                                                                 ----------------------
                                                                                                 ----------------------
  Cumulative Credit Losses for all Periods                                                                   979,263.76
                                                                                                 ----------------------
                                                                                                 ----------------------
  Repossessed in Current Period                                                       44

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                                         Charge-Off Rate
                                                                                                 ----------------------
    Second Preceding Collection Period                                                                            0.37%
    First Preceding Collection Period                                                                             0.14%
    Current Collection Period                                                                                     0.37%

-----------------------------------------------------------------------------------------------------------------------
CONDITION (i)  (CHARGE-OFF RATE)
Three Month Average                                                                                               0.29%
Charge-off Rate Indicator ( > 1.25%)                                                                  CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                        Percent        Accounts       Percent             ANIV
                                                             -------        --------       -------             ----
  31-60 Days Delinquent                                       0.99%            357          0.99%          7,455,965.16
  61-90 Days Delinquent                                       0.06%             21          0.06%            426,601.91
  Over 90 Days Delinquent                                     0.04%             14          0.05%            348,481.40
                                                                             -------                    ---------------
    Total Delinquencies                                                        392                         8,231,048.47
                                                                             -------                    ---------------
                                                                             -------                    ---------------

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                            0.06%
    First Preceding Collection Period                                                                             0.08%
    Current Collection Period                                                                                     0.10%

-----------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                               0.08%
Delinquency Percentage Indicator ( > 1.25%)                                                           CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                   Vehicles
                                                                                              --------
  Matured Lease Vehicle Inventory Sold                                                            1          12,548.50

  Net Liquidation Proceeds                                                                                  (11,307.20)
                                                                                                         -------------
  Net Residual Value (Gain) Loss                                                                              1,241.30
                                                                                                         -------------
                                                                                                         -------------
  Cumulative Residual Value (Gain) Loss all periods                                                           1,241.30
                                                                                                         -------------
                                                                                                         -------------

                                                                                               Average       Average
                                                    Number      Scheduled        Sale      Net Liquidation   Residual
MATURED VEHICLES SOLD FOR                            Sold      Maturities       Ratio         Proceeds        Value
                                                    ------     ----------       -----      ---------------   --------
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                  0             0
  First Preceding Collection Period                   0             0
  Current Collection Period                           1             0            100.00%      11,307.20      12,103.80
  Three Month Average                                                                         11,307.20      12,103.80

                                                                                                           -----------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                 93.42%
                                                                                                           -----------

----------------------------------------------------------------------------------------------------------------------
                                                                                           Current Period
CONDITION (iii) (RESIDUAL VALUE TEST)                                                       Amount/Ratio     Test Met?
                                                                                            ------------     ---------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                                         YES

b) Number of Scheduled Maturities > 500                                                                           NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                93.42%            NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------



                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of June 25, 1999 for the Collection Period of
                           May 1 through May 31, 1999

--------------------------------------------------------------------------------------------------------------------------
                                                                            Certificate Balance               Class A1
                                                                            -------------------               --------
                                                             Total          Percent       Balance             Balance
--------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                    98.00%
  Interest Collections                                     5,560,308.02
  Net Investment Income                                       26,919.39
  Non-recoverable Advances                                   (41,485.89)
                                                        ---------------
    Available Interest                                     5,545,741.52                   5,434,826.69       1,397,526.86
  Class A1, A2, A3 Notional Interest Accrual Amount       (3,075,508.25)                 (3,075,508.25)       (829,237.50)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -                              -                  -
  Interest Accrual for Adjusted Class B Certificate Bal.    (282,419.42)                   (282,419.42)
  Class B Interest Carryover Shortfall                              -
  Servicer's Fee                                            (624,978.09)                   (612,478.53)
  Capped Expenses                                            (15,745.94)                    (15,431.02)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                -                              -
  Uncapped Expenses                                                 -                              -
                                                        ---------------                ---------------
  Total Unallocated Interest                               1,547,089.82                   1,448,989.47
  Excess Interest to Transferor                                                          (1,448,989.47)
                                                        ---------------                ---------------
  Net Interest Collections Available                       1,547,089.82                            -
  Interest Collections Allocated to Losses                  (229,050.53)
  Accelerated Principal Distribution                                -
                                                        ---------------
  Deposit to Reserve Fund                                  1,318,039.29
                                                        ---------------
  Withdrawal from Reserve Fund                                      -
                                                        ---------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                       (233,725.03)                   (229,050.53)
  Loss Reimbursement from Transferor                         229,050.53                     229,050.53
  Loss Reimbursement from Reserve Fund                              -
                                                        ---------------                ---------------

  Transferor Ending Certificate Principal Loss Amount         (4,674.50)                           -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                        ---------------
  Ending Balance                                                    -
                                                        ---------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                        ---------------
  Ending Balance                                                    -
                                                        ---------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                        ---------------
  Ending Balance                                                    -
                                                        ---------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                        ---------------
  Ending Balance                                                    -
                                                        ---------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -
  Allocations - Current Period                                      -                              -                  -
  Allocations - Accelerated Principal Distribution                  -                              -                  -
  Allocations - Not Disbursed Beginning of Period                   -                              -
  Allocations - Not Disbursed End of Period                         -                              -                  -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                           10,073,783.01                  10,073,783.01       2,487,712.50
  Allocations - Current Period                             3,357,927.67                   3,357,927.67         829,237.50
  Allocations - Not Disbursed Beginning of Period          6,715,855.34                   6,715,855.34       1,658,475.00
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                            1,318,039.29
  Total Allocation Amount                                  3,331,008.28                   3,331,008.28         822,315.37
                                                        ---------------                ---------------   ----------------
     Total Due To Trust                                    4,649,047.57                   3,331,008.28         822,315.37
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Class A2        Class A3      Class B           Transferor Interest
                                                             --------        --------      -------           -------------------
                                                             Balance         Balance       Balance         Interest       Principal
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                       2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                                    3,138,889.70     538,306.64     360,103.48       110,914.83
  Class A1, A2, A3 Notional Interest Accrual Amount      (1,914,848.75)   (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                       -              -
  Interest Accrual for Adjusted Class B Certificate Bal.                                 (282,419.42)
  Class B Interest Carryover Shortfall                                                           -
  Servicer's Fee                                                                                           (12,499.56)
  Capped Expenses                                                                                             (314.92)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                             -
  Uncapped Expenses                                                                                               -
                                                                                                       --------------
  Total Unallocated Interest                                                                                98,100.34
  Excess Interest to Transferor                                                                          1,448,989.47
                                                                                                       --------------
  Net Interest Collections Available                                                                     1,547,089.81
  Interest Collections Allocated to Losses                                                                (229,050.53)
  Accelerated Principal Distribution                                                                              -
                                                                                                       --------------
  Deposit to Reserve Fund                                                                                1,318,039.28
                                                                                                       --------------

  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                    (229,050.53)                    (4,674.50)
  Loss Reimbursement from Transferor                                                      229,050.53      (229,050.53)
  Loss Reimbursement from Reserve Fund
                                                                                        ------------   ----------------------------
  Transferor Ending Certificate Principal Loss Amount                                            -        (229,050.53)   (4,674.50)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                                 -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution                                                                -
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                        -              -              -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                           5,744,546.25     994,266.00     847,258.26              -
  Allocations - Current Period                            1,914,848.75     331,422.00     282,419.42              -
  Allocations - Not Disbursed Beginning of Period         3,829,697.50     662,844.00     564,838.84              -
  Allocations - Not Disbursed End of Period                                                                       -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Total Allocation Amount                                 1,899,301.43     328,755.70     280,635.78              -             -
                                                        --------------   ------------   ------------   ----------------------------
     Total Due To Trust                                   1,899,301.43     328,755.70     280,635.78              -             -
-----------------------------------------------------------------------------------------------------------------------------------



                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of June 25, 1999 for the Collection Period of
                           May 1 through May 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                         Certificate Balance            Class A1                   Class A2
                                                         -------------------       -------------------       -------------------
                                          Total          Percent     Balance       Percent     Balance       Percent     Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)   749,988,732.51
Discounted Principal Balance            749,988,732.51
Initial Notional/Certificate Balance               -     100.00%   735,000,000.00  25.71%   189,000,000.00  57.76%   424,500,000.00
Percent of ANIV                                                            98.00%                   25.20%                   56.60%
Certificate Factor                                                      1.0000000                1.0000000                1.0000000
Notional/Certificate Rate                                                                           5.265%                   5.413%
Servicer Advance                          1,324,812.20
Servicer Payahead                         1,260,008.73
Number of Contracts                             34,185
Weighted Average Lease Rate                      6.81%
Weighted Average Remaining Term                   33.8
Servicing Fee Percentage                         1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value          749,973,700.05
Discounted Principal Balance            749,962,989.28
Notional/Certificate Balance                                       735,000,000.00           189,000,000.00           424,500,000.00
Adjusted Notional/Certificate Balance                              735,000,000.00           189,000,000.00           424,500,000.00
Percent of ANIV                                                            98.00%                   25.20%                   56.60%
Certificate Factor                                                      1.0000000                1.0000000                1.0000000
Servicer Advances                         1,679,902.97
Servicer Pay Ahead Balance                2,102,534.75
Maturity Advances Outstanding                      -
Number of Current Contracts                     35,879
Weighted Average Lease Rate                      6.85%
Weighted Average Remaining Term                  27.9

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value        749,969,025.55
  Discounted Principal Balance          749,961,571.05
  Notional/Certificate Balance                                     735,000,000.00           189,000,000.00           424,500,000.00
  Adjusted Notional/Certificate Balance                            735,000,000.00           189,000,000.00           424,500,000.00
  Percent of ANIV                                                          98.00%                   25.20%                   56.60%
  Certificate Factor                                                    1.0000000                1.0000000                1.0000000
  Servicer Advances                       2,157,688.68
  Servicer Pay Ahead Balance              1,521,013.59
  Maturity Advances Outstanding                    -
  Number of Current Contracts                   36,167
  Weighted Average Lease Rate                    6.85%
  Weighted Average Remaining Term                 26.9

                                               Class A3                  Class B              Transferor Interest
                                               --------                  -------              -------------------
                                          Percent      Balance      Percent     Balance             Balance
-----------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance        9.90%   72,800,000.00     6.63%   48,700,000.00       14,988,732.51
Percent of ANIV                                             9.71%                     6.49%               2.00%
Certificate Factor                                      1.0000000                 1.0000000
Notional/Certificate Rate                                  5.463%                    6.959%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                        72,800,000.00             48,700,000.00       14,973,700.05
Adjusted Notional/Certificate Balance               72,800,000.00             48,700,000.00       14,973,700.05
Percent of ANIV                                             9.71%                     6.49%               2.00%
Certificate Factor                                      1.0000000                 1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                      72,800,000.00             48,700,000.00      14,969,025.55
  Adjusted Notional/Certificate Balance             72,800,000.00             48,700,000.00      14,969,025.55
  Percent of ANIV                                           9.71%                     6.49%              2.00%
  Certificate Factor                                    1.0000000                 1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                             Vehicles
                                                              --------
Principal Collections                                                                6,700,068.88
Prepayments in Full                                              132                 2,646,179.11
                                                                 ---
Reallocation Payment                                              0                           -

Interest Collections                                                                 5,560,308.02
Net Liquidation Proceeds and Recoveries                                              1,502,858.14
Increase (Decrease) in Maturity Advances                                                      -
Net Liquidation Proceeds - Vehicle Sales                                                11,307.20
Non-Recoverable Advances                                                               (41,485.89)
                                                                              -------------------
Total Available                                                                     16,379,235.46
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                    Amount                     Annual Amount
                                                             ------------------          --------------------
   Total Capped Expenses Paid                                         15,745.94                    110,221.58
   Total Uncapped Expenses Paid                                             -                             -
   Capped and Uncapped Expenses Due                                         -                             -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                              624,978.09
   Servicer's Fee Balance Due                                               -
 SUPPLEMENTAL SERVICER'S FEES                                        52,823.27
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                               Vehicles                       Amount
                                                                --------                       ------
  Beginning Unreinvested Principal Collections                                                    10,710.77
  Principal Collections & Liquidated Contracts                                                11,089,463.86
  Allocation to Subsequent Contracts                               505                       (11,092,720.13)
                                                                                         --------------------
  Ending Unreinvested Principal Collections                                                        7,454.50
-------------------------------------------------------------------------------------------------------------


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of June 25, 1999 for the Collection Period of
                           May 1 through May 31, 1999

--------------------------------------------------------------------------------------------------------------------------
                                                                         Class A1           Class A2         Class A3
                                                                         --------           --------         --------
                                                                          Balance            Balance          Balance
--------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                              0.23%             0.27%            0.32%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                              189,000,000.00    424,500,000.00    72,800,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period                               5.23000%          5.27000%         5.32000%
Interest Calculation for Current Interest Period                          2,526,090.00      5,717,071.67       989,756.44
At Certificate Payment Date:
   Paid to Swap Counterparty                                   -          2,487,712.50      5,744,546.25       994,266.00
   Due to Swap Counterparty                                    -          2,487,712.50      5,744,546.25       994,266.00
   Proration %                                             0.00%
   Interest Due to Investors                                              2,526,090.00      5,717,071.67       989,756.44
   Interest Payment to Investors                                          2,526,090.00      5,717,071.67       989,756.44

Net Settlement due to/(receive by) Swap Counterparty                         38,377.50        (27,474.58)       (4,509.56)

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)                       2,526,090.00      5,717,071.67       989,756.44

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                            -                 -                -
Swap Interest Shortfall Inc/(Dec) This Period                                      -                 -                -
Swap Swap Interest Shortfall Carryover                                             -                 -                -

INTEREST RESET
Interest Rate                                                            TBD                TBD                TBD
Number of Days                                                           TBD                TBD                TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE
--------------------------------------------------------------------------------------------------------------------------

                                                            Class B         Total Class
                                                            -------         -----------
                                                            Balance            Balance
----------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                              2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                               48,700,000.00    735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period               7.00000%
Interest Calculation for Current Interest Period            871,188.89     10,104,107.00
At Certificate Payment Date:
   Paid to Swap Counterparty                                847,258.26     10,073,783.01
   Due to Swap Counterparty                                 847,258.26     10,073,783.01
   Proration %
   Interest Due to Investors                                871,188.89     10,104,107.00
   Interest Payment to Investors                            871,188.89     10,104,107.00

Net Settlement due to/(receive by) Swap Counterparty         23,930.63         30,323.99

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)         871,188.89     10,104,107.00

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                            -                 -
Swap Interest Shortfall Inc/(Dec) This Period                      -                 -
Swap Swap Interest Shortfall Carryover                             -                 -

INTEREST RESET
Interest Rate                                               TBD
Number of Days                                              TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE
----------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
-------------------------------
Holly Pearson, Treasury Manager